UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 29, 2013

(Date of earliest event reported)

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 19, 2010, Laboratory Corporation of America Holdings (the “Company”) entered into an Indenture with U.S. Bank National Association, as trustee (the “Indenture”). On November 1, 2013, the Company entered into supplemental indentures to the Indenture under which the Company issued $700 million in debt securities, consisting of $400 million aggregate principal amount of 2.50% Senior Notes due 2018 (the “2018 Notes”) and $300 million aggregate principal amount of 4.00% Senior Notes due 2023 (the “2023 Notes,” and collectively with the 2018 Notes, the “Notes”). The 2018 Notes were issued pursuant to the Fifth Supplemental Indenture dated as of November 1, 2013, under the Indenture (the “2018 Notes Supplemental Indenture”) and the 2023 Notes were issued pursuant to the Sixth Supplemental Indenture dated as of November 1, 2013, under the Indenture (the “2023 Notes Supplemental Indenture, and collectively with the 2018 Notes Supplemental Indenture, the “Supplemental Indentures”).

The Notes were issued in a public offering pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-178428) and the base prospectus included in that registration statement as supplemented by the final prospectus supplement dated October 29, 2013, as filed October 30, 2013 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the base prospectus, as supplemented by the prospectus supplement, the “Prospectus”). The terms of the Indenture, the Supplemental Indentures, and the Notes are described in the section of the Prospectus entitled Debt Securities, as supplemented by the section entitled Description of the Notes, and those sections of the Prospectus are incorporated in this Form 8-K by reference.

The Company expects that the net proceeds from the offering of the Notes will be approximately $691.3 million after deducting underwriting discounts and commissions and other estimated expenses of the offering. Net proceeds will be used to repay approximately $372 million of the outstanding borrowings under the Company’s existing credit facility dated December 21, 2011, and for general corporate purposes.

A copy of the Indenture is incorporated by reference as Exhibit 4.1 to this Report. A copy of each of the Supplemental Indentures, including the forms of the 2018 Notes and the 2023 Notes as Exhibit A thereto, are filed herewith as Exhibit 4.2 and Exhibit 4.3, respectively.

Item 8.01 Other Events

On October 29, 2013, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Wells Fargo Securities, LLC, on behalf of themselves and the several underwriters named therein (the “Underwriters”). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits

Exhibits

1.1	Underwriting Agreement, dated October 29, 2013 among Laboratory Corporation of America Holdings, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several Underwriters

4.1	Indenture, dated as of November 19, 2010, between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 19, 2010)

4.2	Fifth Supplemental Indenture, dated as of November 1, 2013, between the Company and U.S. Bank National Association, as trustee, including the form of the 2018 Notes

4.3	Sixth Supplemental Indenture, dated as of November 1, 2013, between the Company and U.S. Bank National Association, as trustee, including the form of the 2023 Notes

5.1	Opinion of Hogan Lovells US LLP, regarding the legality of the Notes

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings

Registrant

Date:	November 1, 2013	By:	/s/ F. Samuel Eberts III

F. Samuel Eberts III

Chief Legal Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated October 29, 2013 among Laboratory Corporation of America Holdings, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several Underwriters

4.1	Indenture, dated as of November 19, 2010, between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 19, 2010)

4.2	Fifth Supplemental Indenture, dated as of November 1, 2013, between the Company and U.S. Bank National Association, as trustee, including the form of the 2018 Notes

4.3	Sixth Supplemental Indenture, dated as of November 1, 2013, between the Company and U.S. Bank National Association, as trustee, including the form of the 2023 Notes

5.1	Opinion of Hogan Lovells US LLP, regarding the legality of the Notes

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)